--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

July 20, 1999

To Our Shareholders:

     We are pleased to submit to you the semi-annual report for Cohen & Steers Special Equity Fund for the quarter and six months ended June 30, 1999. The net asset value per share on that date was $23.06. In addition, a semi-annual dividend of $0.07 per share was declared for shareholders of record June 23, 1999 and paid June 24, 1999.

INVESTMENT REVIEW

     During the quarter ended June 30, 1999, Cohen & Steers Special Equity Fund had a total return of 16.9%, which compares to the NAREIT Equity REIT Index return of 10.1% and the Standard & Poor's 500 Index return of 7.1%. For the six months ended June 30, 1999, the Fund had a total return of 10.8% versus 4.8% for NAREIT and 12.4% for the S&P 500.

     During the second quarter, the Fund's performance far exceeded that of its real estate benchmark as well as the S&P 500 Index. The Fund benefited from a rally in REIT shares, which produced the first positive return in six consecutive quarters, and from strong performance in its hotel/gaming and opportunistic real estate positions in particular. Three holdings had a dramatic impact on second quarter results: Station Casinos (+59.8%), Crescent Operating (+87.9%), and Reckson Services Industries (+236.1%). Station Casino's stock is benefiting from a combination of accelerating operating fundamentals, high returns on property expansions, and de-leveraging. Crescent Operating is benefiting from earnings acceleration, and the market's recognition of the company's true earnings power. In the case of Reckson Services, the market is beginning to recognize the value in its OnSite Access division, which provides broadband Internet connections to office property tenants.

     After a fifteen-month bear market, real estate securities prices began to recover in the April. The bear market, marked by a 28% decline in capital values, simply appears to have run its course, after exceeding the magnitude and duration of the average REIT bear market. Mirroring the magnitude of the bear market, valuations on both an absolute and relative basis had reached extreme levels. Importantly, the fact that REITs became cheaper than the value of their real estate led to a number of 'going private' transactions designed to maximize shareholder value.

     Acceleration in the U.S. economy provided a catalyst for improving investor sentiment toward cyclical stocks and real estate securities. Domestic GDP growth of 4.3% in the first quarter erased the fears of recession that plagued real estate securities in 1998. In addition, the economies that precipitated the global economic and credit crises in 1998, Asia and Latin America, are now turning into engines of growth for the global economy. Another factor that contributed to the REIT bear market has reversed course: fears of deflation, which had negative implications for hard asset values, have transitioned to concerns of rising inflation. Illustrating the change in

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                                       1

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

inflation sentiment, commodity prices were up 6.3% in the first six months of 1999, after declining 30.5% last year.

     Real estate fundamentals are solid, a result of the strong economy. Markets for which we had anticipated oversupply conditions have outperformed expectations due to strong demand. Importantly, the capital market disruptions of last year have resulted in lower construction starts for nearly every property type. The bottom line regarding real estate fundamentals is that REITs produced net operating income ('NOI') growth of 5.5% in the first quarter. For perspective, over the long term real estate should produce NOI growth in line with inflation, now running about 2%. These strong 'core' property results translated to 11.3% earnings growth for REITs in the first reporting period, which compares favorably to the 10% earnings growth expected for the S&P 500 companies in 1999.

     The final point in the REIT recovery case is an improving regulatory climate. Both the Senate and the House have proposed legislation that would enable REITs to provide a greater range of services to tenants and to engage in a greater level of third party service businesses. If passed, this legislation would not only reverse regulatory trends for REITs to the positive, but it would also improve the earnings growth potential for certain companies.

INVESTMENT OUTLOOK

     We believe that the fundamental factors that caused REIT share prices to recover are still in place. The U.S. economy continues to perform exceptionally well, and global economic growth estimates continue to increase. Estimates for global GDP growth have increased over the course of the year from 2.0% to 2.7% for 1999, and growth should accelerate to 3.3% in the year 2000 -- about equal to U.S. growth. One change at the margin is that the Federal Reserve tightened monetary policy in July. While we believe that the Fed will not need to embark on a sustained program of interest rate increases, such as the action taken throughout 1994, continued tightening of monetary policy does represent one risk to our investment outlook.

     While REIT valuations are approximately 8% higher than their lows in April, REITs are still cheap relative to historical trading ranges and relative to stocks and bonds. REITs are trading at a discount to net asset value ('NAV') and at a historical low 8.7 times forward cash flow (which compares to 15.9 times for the S&P 500). One factor that should provide multiple support is merger and acquisition activity. For example, the Apartment sector (which, not coincidentally, has been the best performing property sector this year) has experienced significant corporate transaction activity to date in 1999, including two 'going private' transactions, one public merger, one 'hostile' acquisition proposal, and two companies currently offered for sale.

     REIT earnings growth profiles in 1999 are making a transition to a 'steady state', which reflects internal growth potential with reduced acquisition activity. Acquisition activity is down significantly, the result of expensive public equity capital and low property yields. At steady state, REITs should be able to provide 8-10% earnings growth, comprised of core portfolio NOI growth, financial leverage, reinvestment of retained earnings, and active portfolio management (selling mature properties and reinvesting capital). Only a handful of companies have the

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                                       2

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

external growth opportunities -- property acquisitions, developments, corporate opportunities -- that can enhance earnings growth above 10%.

     Due to the lack of equity capital, nearly all REITs are being forced to adopt a business model that focuses on active portfolio management. Key factors in this model are return on assets and asset turnover. To produce the capital for higher return opportunities, management will be forced to sell assets where value has been maximized. Some companies began adopting this model several years ago, and they will soon be realizing the benefit of higher returns on equity. Ironically, this Return-on-Equity ('ROE')-based business plan should result in a higher level of sustainable growth, less risk, higher valuations and, therefore, greater shareholder and management wealth. Valuations for these companies should trend upward toward NAV, and in many cases should exceed NAV.

INVESTMENT STRATEGY

     Specific to the Fund, our 'opportunity set' is less constrained than that for the REIT universe. Because our investment universe includes businesses related to the ownership of income propertys, we have the flexibility to invest in businesses with higher growth opportunities. The chart below illustrates the opportunities we see in some of the Fund's current holdings. In some cases the companies have high return business opportunities; in other cases we believe the stocks offer a discount to intrinsic value. Looking forward, we will focus on the following investment themes: a) companies with unique franchises that have sustainable growth rates; b) convergence of public and private real estate values; c) restructuring/recovery in nursing home and assisted living sectors; and d) special trading situations.

             VALUE CREATION OPPORTUNITIES IN SELECTED FUND HOLDINGS


COMPANY                   OPPORTUNITY
Reckson Services          Wire office buildings for
                          Internet/telecommunications
Ventas                    Re-structure balance sheet of largest nursing
                          home tenant
Alexander's               Develop/monetize Lexington Ave./59th Street site
                          in New York City
Brookfield Properties     Buy affiliated real estate companies and CBD
                          offices; repurchase stock
HCR Manor Care            Re-capitalize nursing home sector; repurchase
                          stock
LNR Property              Buy high return, commercial mortgage-backed
                          securities (CMBS)
SL Green                  Acquire, redevelop Class B office property in
                          New York City
Station Casinos           Expand existing, master-planned
                          gaming/entertainment properties
Vornado Realty            Expand Office, Cold Storage, Merchandise Mart
                          divisions
Premier Parks             Consolidate theme park industry
Omega Healthcare          Buy real estate of nursing home and assisted
                          living operators
Apartment Investment      Harvest 'captive' apartment pipeline through M&A

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                                       3

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

     Just as the real estate markets are in a state of equilibrium, where supply equals demand, so too is the market for REIT shares. New equity issuance has declined substantially and is at very low levels -- in line with incremental demand. No initial public offerings are occurring, which is reflective of the competition by private real estate capital. While some may question the viability of the public market for the operation of real estate, the changes taking place in the public market -- such as corporate actions to maximize shareholder value and ROE-based business plans -- give us even greater conviction that the public market is a very attractive real estate investment vehicle. And, we believe that we will continue to find capital appreciation opportunities that meet the Fund's objective.

Sincerely,


 MARTIN COHEN                                            ROBERT H. STEERS
 MARTIN COHEN                                            ROBERT H. STEERS
 President                                               Chairman

                                JOSEPH M. HARVEY
                                JOSEPH M. HARVEY
                                Director of Research
                                Cohen & Steers Capital Management, Inc.

   Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       4

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                                       NUMBER        VALUE          % OF
                                                      OF SHARES     (NOTE 1)     NET ASSETS
                                                      ---------   ------------   ----------
EQUITIES
      *Reckson Services Industries...........           348,400   $  5,269,550      11.78%
      *Ventas................................           917,000      4,928,875      11.02
      *Alexander's...........................            62,200      4,595,025      10.27
      **Brookfield Properties Corp...........           239,600      3,100,020       6.93
      *HCR Manor Care........................           107,400      2,597,737       5.81
      *Crescent Operating....................           355,700      2,423,206       5.42
      Mack-Cali Realty Corp..................            70,300      2,174,906       4.86
      LNR Property Corp......................           101,200      2,163,150       4.84
      Starwood Hotels & Resorts Worldwide....            70,700      2,160,769       4.83
      SL Green Realty Corp...................           103,300      2,111,194       4.72
      *Station Casinos.......................           101,500      2,068,063       4.62
      Vornado Realty Trust...................            58,300      2,058,719       4.60
      *Premier Parks.........................            50,800      1,866,900       4.17
      Omega Healthcare Investors.............            59,400      1,533,263       3.43
      Apartment Investment & Management
         Co. -- Class A......................            35,300      1,509,075       3.38
      *Catellus Development Corp.............            94,000      1,457,000       3.26
      Mission West Properties................           150,500      1,241,625       2.78
      Marriott International -- Class A......            30,800      1,151,150       2.57
      *Genesis Health Ventures...............           331,200        993,600       2.22
      *'D'Assisted Living Concepts...........           413,200        929,700       2.08
      Kimco Realty Corp......................            12,800        500,800       1.12
      *Alterra Healthcare Corp...............            35,700        490,875       1.10
                                                                  ------------     ------
            TOTAL EQUITIES (Identified
               cost -- $48,265,390)..........                       47,325,202     105.81
                                                                  ------------     ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                     PRINCIPAL       VALUE         % OF
                                                       AMOUNT      (NOTE 1)     NET ASSETS
                                                     ----------   -----------   ----------
COMMERCIAL PAPER
      ALCOA, 5.50%, due 7/1/99..............         $1,000,000   $ 1,000,000       2.24%
      Carolina Power & Light Co., 5.50%, due
         7/1/99.............................          1,133,000     1,133,000       2.53
                                                                  -----------     ------
            TOTAL COMMERCIAL PAPER
               (Identified
               cost -- $2,133,000)..........                        2,133,000       4.77
                                                                  -----------     ------
TOTAL INVESTMENTS (Identified
   cost -- $50,398,390).....................                       49,458,202     110.58
LIABILITIES IN EXCESS OF OTHER ASSETS.......                       (4,732,316)    (10.58)
                                                                  -----------     ------
NET ASSETS (Equivalent to $23.06 per share
   based on 1,939,457 shares of capital
   stock outstanding).......................                      $44,725,886     100.00%
                                                                  -----------     ------
                                                                  -----------     ------

------------------------

 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed both on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 1999 was $4,588,340 based on an exchange rate of 0.543 Canadian dollars to 1 U.S. dollar.

 'D' All exchange trading for Assisted Living Concepts ('ALF') was halted on April 15, 1999 for, among other reasons, their failure to file timely reports with the Securities and Exchange Commission and the American Stock Exchange. The Fund is valuing its ALF common shares at 80% of the last American Stock Exchange listed trade of $2.8125 per share, or $2.25 per share.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1999 (UNAUDITED)

ASSETS:
      Investments in securities, at value (Identified
       cost -- $50,398,390) (Note 1)........................  $ 49,458,202
      Cash..................................................           204
      Receivable for investment securities sold.............       590,963
      Dividends receivable..................................        48,454
      Unamortized organization costs and other assets.......        64,629
                                                              ------------
            Total Assets....................................    50,162,452
                                                              ------------
LIABILITIES:
      Payable for outstanding borrowings (Note 6)...........     4,017,063
      Payable for investment securities purchased...........     1,242,285
      Payable for fund shares redeemed......................        89,954
      Payable to investment adviser.........................        33,415
      Payable to administrator..............................        12,543
      Other liabilities.....................................        41,306
                                                              ------------
            Total Liabilities...............................     5,436,566
                                                              ------------
NET ASSETS applicable to 1,939,457 shares of $0.001 par
     value common stock
      outstanding (Note 4)..................................  $ 44,725,886
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
      ($44,725,886 [div] 1,939,457 shares outstanding)......  $      23.06
                                                              ------------
                                                              ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4).......................  $ 76,995,857
      Distributions in excess of net investment income......       (31,095)
      Accumulated net realized loss on investments..........   (31,298,688)
      Net unrealized depreciation on investments............      (940,188)
                                                              ------------
                                                              $ 44,725,886
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income (Note 1):
      Dividend income (net of $3,421 of foreign withholding
       tax).................................................  $    499,567
      Interest income.......................................        40,447
                                                              ------------
            Total Income....................................       540,014
                                                              ------------
Expenses:
      Investment advisory fees (Note 2).....................       210,863
      Interest expense (Note 6).............................       112,942
      Reports to shareholders...............................        31,965
      Professional fees.....................................        24,244
      Directors' fees and expenses (Note 2).................        16,023
      Registration and filing fees..........................        14,976
      Amortization of organization expenses (Note 1)........        11,110
      Administration and transfer agent fees (Note 2).......        25,276
      Miscellaneous.........................................         8,005
                                                              ------------
            Total Expenses..................................       455,404
      Reduction of Expenses (Note 5)........................       (20,586)
                                                              ------------
            Net Expenses....................................       434,818
                                                              ------------
Net Investment Income.......................................       105,196
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized loss on investments......................   (10,040,082)
      Net change in unrealized appreciation/(depreciation)
       on investments.......................................    14,345,404
                                                              ------------
            Net realized and unrealized gain/(loss) on
             investments....................................     4,305,322
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $  4,410,518
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                SIX MONTHS ENDED        FOR THE
                                                 JUNE 30, 1999        YEAR ENDED
                                                  (UNAUDITED)      DECEMBER 31, 1998
                                                ----------------   -----------------
Change in Net Assets:
      From Operations:
            Net investment income.............    $    105,196       $  1,964,591
            Net realized loss on
               investments....................     (10,040,082)       (22,083,208)
            Net change in unrealized
               appreciation/(depreciation) on
               investments....................      14,345,404        (29,250,377)
                                                  ------------       ------------
                  Net increase/(decrease) in
                     net assets resulting from
                     operations...............       4,410,518        (49,368,994)
                                                  ------------       ------------
Dividends and Distributions to Shareholders
   from (Note 1):
            Net investment income.............        (136,291)        (1,288,005)
            Tax return of capital.............              --           (618,421)
                                                  ------------       ------------
                  Total dividends and
                     distributions to
                     shareholders.............        (136,291)        (1,906,426)
                                                  ------------       ------------
Capital Stock Transactions (Note 4):
            Decrease in net assets from Fund
               share transactions.............     (14,707,543)       (29,499,782)
                                                  ------------       ------------
                  Total decrease in net
                     assets...................     (10,433,316)       (80,775,202)
Net Assets:
            Beginning of period...............      55,159,202        135,934,404
                                                  ------------       ------------
            End of period (including
               distributions in excess of net
               investment income of $31,095 at
               June 30, 1999).................    $ 44,725,886       $ 55,159,202
                                                  ------------       ------------
                                                  ------------       ------------

                See accompanying notes to financial statements.
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                                       9

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                        FOR THE
                                    SIX MONTHS ENDED        FOR THE               FOR THE PERIOD
                                     JUNE 30, 1999        YEAR ENDED          MAY 8, 1997'D' THROUGH
PER SHARE OPERATING PERFORMANCE       (UNAUDITED)      DECEMBER 31, 1998        DECEMBER 31, 1997
-------------------------------     ----------------   -----------------   ----------------------------
Net asset value, beginning of
  period..........................      $ 20.88             $ 32.25                  $  25.00
                                        -------             -------                  --------
Income from investment operations:
     Net investment income........         0.05                0.53                      0.31
     Net realized and unrealized
        gain/(loss) on
        investments...............         2.20             (11.39)                      9.92
                                        -------             -------                  --------
           Total from investment
             operations...........         2.25             (10.86)                     10.23
                                        -------             -------                  --------
Less dividends and distributions
  to shareholders from:
     Net investment income........       (0.07)              (0.34)                     (0.27)
     Net realized gain on
        investments...............           --                  --                     (2.59)
     Tax return of capital........           --              (0.17)                     (0.12)
                                        -------             -------                  --------
           Total dividends and
             distributions to
             shareholders.........       (0.07)              (0.51)                     (2.98)
                                        -------             -------                  --------
Net asset value, end of period....      $ 23.06             $ 20.88                  $  32.25
                                        -------             -------                  --------
                                        -------             -------                  --------
-------------------------------------------------------------------------------------------------------
Total investment return...........        10.78%(1)         - 33.83%                    41.68%(1)
                                        -------             -------                  --------
                                        -------             -------                  --------
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).         44.7                55.2                     135.9
                                              -------             -------                  --------
                                              -------             -------                  --------
     Ratios of expenses to average daily
        net assets (before expense
        reduction)...................            1.95%(2)            1.31%                     1.35%(2)
                                               -------             -------                  --------
                                               -------             -------                  --------
     Ratios of expenses to average daily
        net assets (net of expense
        reduction)...................            1.86%(2)            1.28%                     1.35%(2)
                                              -------             -------                  --------
                                              -------             -------                  --------
     Ratio of net investment income to
        average daily net assets (before
        expense reduction)...........            0.36%(2)            1.68%                     1.73%(2)
                                              -------             -------                  --------
                                              -------             -------                  --------
     Ratio of net investment income to
        average daily net assets (net of
        expense reduction)...........            0.45%(2)            1.71%                     1.73%(2)
                                              -------             -------                  --------
                                              -------             -------                  --------
     Portfolio turnover rate.........           68.01%(1)          112.32%                    96.68%(1)
                                              -------             -------                  --------
                                              -------             -------                  --------

------------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
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                                       10

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates market value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital

--------------------------------------------------------------------------------
                                       11

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Fund had, for federal income tax purposes, an unused capital loss carryforward of $20,978,620 to be applied against future realized gains, if any. If not applied, the capital loss carryforward will expire in 2006.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 1999, the Fund amortized $11,110 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund. For the six months ended June 30, 1999, the Fund incurred $210,863 in advisory fees.

     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Fund paid the Adviser $4,690 in fees under this administration agreement.

     In addition, Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with the Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) sub-administration fee at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount.
     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 1999, fees and related expenses accrued for non-affiliated directors totaled $16,023.

NOTE 3. PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1999 totaled $33,882,206 and $47,498,525, respectively.
     At June 30, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost....................................  $ 50,398,390
                                                    ------------
Gross unrealized appreciation.....................  $  5,259,487
Gross unrealized depreciation.....................  $ (6,199,675)
                                                    ------------
Net unrealized depreciation.......................  $   (940,188)
                                                    ------------
                                                    ------------

NOTE 4. CAPITAL STOCK
     The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                             FOR THE SIX MONTHS ENDED       FOR THE YEAR ENDED
                                   JUNE 30, 1999             DECEMBER 31, 1998
                             -------------------------   -------------------------
                              SHARES        AMOUNT         SHARES        AMOUNT
                             ---------   -------------   ----------   ------------
Sold.......................   146,453    $  3,218,933     1,527,210   $ 44,026,634
Issued as reinvestment of
   dividends...............     4,246          97,099        62,196      1,534,584
Redeemed...................  (853,552)    (18,023,575)   (3,162,004)   (75,061,000)
                             --------    ------------    ----------   ------------
Net decrease...............  (702,853)   $(14,707,543)   (1,572,598)  $(29,499,782)
                             --------    ------------    ----------   ------------
                             --------    ------------    ----------   ------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS
     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $20,586 under this arrangement.

NOTE 6. BORROWINGS
     The Fund, in conjunction with Cohen & Steers Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. At June 30, 1999, the Fund had loans outstanding totaling $4,000,000. For the six months ended June 30, 1999, the average daily balance of loans outstanding was $4,000,000 at a weighted average interest rate of 5.62%. The maximum amount of loans outstanding at any time during the six months ended was $4,000,000. The loan is collaterized by the Fund's portfolio to the extent of the loan outstanding.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

Investment Adviser
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

NASDAQ Symbol: CSSPX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Special Equity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance of course is no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS
------------------------
SPECIAL EQUITY FUND


SEMI-ANNUAL REPORT
JUNE 30, 1999

COHEN & STEERS
------------------------
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as................ 'D'
The division sign shall be expressed as................ [div]